UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 9, 2022 (Date of earliest event reported: June 3, 2022)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-40840	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq Global Select
5.00% Series A Mandatory Convertible Preferred Stock, par value $0.01 per share	ROLLP	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 3, 2022 RBC Bearings Incorporated (the “Company”) entered into amended and restated employment agreements with (i) Dr. Michael J. Hartnett pursuant to which Dr. Hartnett will continue to be employed as President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and (ii) Daniel A. Bergeron pursuant to which Mr. Bergeron will continue to be employed as Vice President and Chief Operating Officer of the Company. See Item 5.02(e) below for a description of those agreements, which description is incorporated by reference in this Item 1.01.

Section 5 Corporate Governance and Management

Item 5.02(e) Compensatory Arrangements of Certain Officers

In response to recent say-on-pay results, on June 3, 2022 the Compensation Committee of the Board of Directors of the Company approved certain changes to the Company’s compensation program for its Chief Executive Officer and Chief Operating Officer that have resulted in Dr. Hartnett, the CEO, and Mr. Bergeron, the COO, receiving $10,853,389 and $5,027,922 less compensation, respectively, for fiscal 2022 than they otherwise would have received. One of the components of the new compensation program is stock awards to be made based on performance for forward-looking three-year periods.

Equity Program

The Committee replaced the Company’s long-term equity incentive program for the CEO and COO, which is described in the Company’s proxy statement for its 2021 annual meeting (the “Old Program”), with a new program consisting of short-term performance-based restricted stock awards and long-term performance-based stock awards (the “New Program”) that will operate as described below.

One of the key differences between the Old Program and the New Program is that, unlike the Old Program, which awarded a specific amount of equity, the New Program will award a specific amount of compensation. Another key difference is that the long-term component of the New Program uses three-year performance cycles while the Old Program used one-year performance cycles.

Short-Term Component of New Program

Each year the CEO and the COO will each receive two awards of restricted stock based on the prior fiscal year’s EBITDA and ROIC performance against the plans established by the Board of Directors at the beginning of such fiscal year. The number of shares awarded will equal (i) the officer’s base salary multiplied by the base salary multiple that corresponds to the Company’s level of performance to plan, divided by (ii) RBC’s closing stock price on the award date. One-third of the shares will vest and cease to be restricted on each of the first, second and third anniversaries of the award date.

CEO

The criteria for determining the CEO’s awards are as follows:

EBITDA-Based Award

EBITDA as % of Plan	Base Salary Multiple
Less than 75.0%	0.0
75.0% to 84.9%	1.4
85.0% to 94.9%	2.1
95.0% to 104.9% (target)	2.8
105.0% to 114.9%	3.85
114.9% or more	5.25

ROIC-Based Award

	ROIC as % of Plan(1)	Base Salary Multiple(1)
Threshold	-0.75%	0.7
Target	0.0	1.4
Maximum	0.75%	2.8

(1)	Straight line.

Under this short-term component of the New Program, on June 3, 2022 Dr. Hartnett was awarded 30,060 shares of restricted stock having an aggregate value of $5,985,000 (using the Company’s closing stock price on the award date) based on the Company’s EBITDA and ROIC performance in fiscal 2022 (the 12-month period ended April 2, 2022).

Dr. Hartnett had already earned an equity award under the Old Program that, based on fiscal 2022 performance, would have been worth $16,838,389, but agreed to forego that award and instead receive the EBITDA-based and ROIC-based awards under the short-term portion of the New Program. As a result, Dr. Hartnett gave up $10,853,389 of compensation relating to fiscal 2022.

COO

The criteria for determining the COO’s awards are as follows:

EBITDA-Based Award

EBITDA as % of Plan	Base Salary Multiple
Less than 75.0%	0.0
75.0% to 84.9%	0.7
85.0% to 94.9%	1.1
95.0% to 104.9% (target)	1.8
105.0% to 114.9%	1.85
114.9% or more	3.25

ROIC-Based Award

	ROIC as % of Plan(1)	Base Salary Multiple(1)
Threshold	-0.75%	0.4
Target	0.0	0.8
Maximum	0.75%	1.6

(1)	Straight line.

Under this short-term component of the New Program, on June 3, 2022 Mr. Bergeron was awarded 11,775 shares of restricted stock having an aggregate value of $2,344,192 (using the Company’s closing stock price on the award date) based on the Company’s EBITDA and ROIC performance in fiscal 2022.

Mr. Bergeron had already earned an equity award under the Old Program that, based on fiscal 2022 performance, would have been worth $7,372,114, but agreed to forego that award and instead receive the EBITDA-based and ROIC-based awards under the short-term portion of the New Program. As a result, Mr. Bergeron gave up $5,027,922 of compensation relating to fiscal 2022.

Long-Term Component of New Program

Each year the CEO and COO will each receive two awards of unrestricted stock based on the EBITDA and ROIC performance for the prior three fiscal years against the plans established by the Compensation Committee at the beginning of such three-year period. The number of shares awarded will equal (i) the officer’s base salary multiplied by the base salary multiple that corresponds to the Company’s level of performance to plan, divided by (ii) RBC’s closing stock price on the award date. The shares will be unrestricted.

The first awards under the long-term component of the New Program will occur in calendar 2025 based Company performance for fiscal years 2023, 2024 and 2025.

CEO

The criteria for determining the CEO’s awards are as follows:

EBITDA-Based Award

EBITDA as % of Plan	Base Salary Multiple
Less than 75.0%	0.0
75.0% to 84.9%	0.6
85.0% to 94.9%	0.9
95.0% to 104.9% (target)	1.2
105.0% to 114.9%	1.65
114.9% or more	2.25

ROIC-Based Award

	ROIC as % of Plan(1)	Base Salary Multiple(1)
Threshold	-0.75%	0.3
Target	0	0.6
Maximum	0.75%	1.2

(1)	Straight line.

COO

The criteria for determining the COO’s awards are as follows:

EBITDA-Based Award

EBITDA as % of Plan	Base Salary Multiple
Less than 75.0%	0.0
75.0% to 84.9%	0.3
85.0% to 94.9%	0.6
95.0% to 104.9% (target)	0.8
105.0% to 114.9%	1.0
114.9% or more	1.25

ROIC-Based Award

	ROIC as % of Plan(1)	Base Salary Multiple(1)
Threshold	-0.75%	0.2
Target	0	0.3
Maximum	0.75%	0.7

(1)	Straight line.

Base Salary

The Compensation Committee approved an increase in the CEO’s base salary from (i) $775,000 to $900,000, retroactively effective from April 4, 2021 (the start of fiscal 2022), and (ii) from $900,000 to $950,000, retroactively effective from April 3, 2022 (the start of fiscal 2023). The Committee approved an increase in the COO’s salary from $578,813 to $610,000, retroactively effective from April 3, 2022.

Employment Agreements

On June 3, 2022, the Company entered into an employment agreement with Dr. Hartnett that amends and restates the employment agreement that the Company and Dr. Hartnett entered into in 2017 (which was filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 7, 2017). The new employment agreement has an initial term that expires on March 31, 2024 with automatic annual renewals thereafter unless either party gives 90 days’ notice of nonrenewal. The new agreement is substantially similar to Dr. Hartnett’s prior employment agreement except that it provides for (i) Dr. Hartnett’s new base salary, (ii) his participation in the New Program, and (iii) the treatment of anticipated awards under the long-term portion of the New Program in the event that Dr. Hartnett ceases to be employed by the Company in the future. The foregoing description of Dr. Hartnett’s employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the provisions of the new employment agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

On June 3, 2022, the Company entered into an employment agreement with Mr. Bergeron that amends and restates the employment agreement that the Company and Mr. Bergeron entered into in 2017 (which was filed with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated June 7, 2017). The new employment agreement has an initial term that expires on March 31, 2024 with automatic annual renewals thereafter unless either party gives 90 days’ notice of nonrenewal. The new agreement is substantially similar to Mr. Bergeron’s prior employment agreement except that it provides for (i) Mr. Bergeron’s new base salary, and (ii) his participation in the New Program. The foregoing description of Mr. Bergeron’s employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the provisions of the new employment agreement attached as Exhibit 10.2 to this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement dated as of June 3, 2022 between RBC Bearings Incorporated and Dr. Michael J. Hartnett
10.2	Amended and Restated Employment Agreement dated as of June 3, 2022 between RBC Bearings Incorporated and Daniel A. Bergeron
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 9, 2022

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel & Secretary